PURCHASE AND SALE AGREEMENT
                           ---------------------------

          THIS  PURCHASE  AND SALE  AGREEMENT,  dated as of July 31,  1997 (this
"Agreement"),  is between  ...................  (the  "Seller") and Mar Ventures
Inc., a Delaware corporation (the "Purchaser").


          WHEREAS, the Seller is a member (a "Member") and is the holder of a membership interest (the "Interest") in Pyr Energy, LLC, a Colorado limited liability company (the "LLC") whose principal asset is certain rights under that certain Letter Agreement dated March 15, 1997 between Chevron U.S.A. Production Company, a division of Chevron U.S.A. Inc., a Pennsylvania corporation, and the LLC, as amended by letters dated May 12, 1997 (as amended by notation thereto dated May 30, 1997), May 28, 1997, and May 30, 1997, and as further amended by that certain Seismic License and Confidentiality Agreement dated March 30, 1997 by and between the LLC and Seismic Exchange, Inc. (the "Chevron Agreement"), attached hereto as Exhibit A; and

          WHEREAS, the Seller desires to sell and the Purchaser desires to purchase the Interest in exchange for shares of Common Stock, par value $.001, of the Purchaser.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                      I. PURCHASE AND SALE OF THE INTEREST
                         ----------------------------------

     A. The Seller hereby agrees to sell, convey, transfer and deliver to the Purchaser, free and clear of any claims, liens, charges or other encumbrances, and the Purchaser hereby agrees to purchase from the Seller, the Interest, upon the terms and conditions set forth in this Agreement.

     B.  As   payment   in  full  for  the   Interest,   the   Purchaser   shall
issue .............  shares of Common  Stock,  par value $.001 per share, of the
Purchaser (the "Shares"), which shall be fully paid and non-assessable, to the Seller.


                II. REPRESENTATIONS AND WARRANTIES OF THE SELLER
                    --------------------------------------------

     The Seller hereby represents and warrants to the Purchaser that:

     A. The Seller is the holder and sole beneficial owner of the Interest and the Interest is free and clear of any claim, lien, pledge, option, charge, security interest or encumbrance of any nature whatsoever.

     B. The Seller has not entered into any agreement to sell, assign, pledge, convey, grant, confer or award the Interest or any option, warrant, conversion right or other right to acquire the Interest.

     C. The LLC is a duly organized limited liability company, is validly existing and in good standing under the laws of the State of Colorado, has full power and authority to conduct its business as presently conducted and is qualified and in good standing under the laws of each jurisdiction where such qualification is required. The LLC has no subsidiaries or equity interests in any entities.

     D. The Seller has delivered to the Purchaser complete and accurate copies of its Articles of Organization, membership interest transfer records and minutes or other official proceedings (or equivalent documents), or any other corporate documents or agreements governing the relationship among the Members of the LLC, each of which certified as such by a Member of the LLC, all of which are listed on Schedule A to this Agreement.

     E. The Seller has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized (if the Seller is a corporation), executed and delivered and is a legal and binding obligation of the Seller, subject to applicable bankruptcy, insolvency, moratorium, or other similar laws relating to creditors' rights and general principles of equity.

     F. There are no consents, approvals or authorizations required by the Seller or the LLC in connection with the execution or delivery of, the Seller's performance of its obligations under, or the consummation of the transactions contemplated by this Agreement, other than those disclosed on Schedule B as having been obtained by Seller, or which will be obtained prior to the Closing (as hereinafter defined).

     G. Attached hereto as Schedule C is a complete and accurate list containing each and every Member of the LLC and their percentage ownership interest in the LLC. There are no other persons, corporations, partnerships or any other entities with an ownership or other interest in the LLC. No person, corporation, partnership or any other entity has any right under any option plan (or any option granted thereunder) or other plan, program or arrangement to acquire any equity or other interests in the LLC.

     H. The execution of this Agreement and consummation of the transactions contemplated hereby will not (i) violate the organizational documents of the Seller (if the Seller is a corporation) or any law, regulation or other restriction applicable to the Seller; or (ii) conflict with, result in a breach of, or cause a default under any instrument, contract, license or other arrangement to which the Seller is a party or any of its assets are subject.

     I. The execution of this Agreement and consummation of the transactions contemplated hereby will not (i) violate the organizational documents of the LLC or, to the best of Seller's knowledge, any law, regulation or other restriction applicable to the LLC; or (ii) conflict with, result in a breach of, or cause a default under the Chevron Agreement or any other instrument, contract, license or other arrangement to which the LLC or a Member is a party or any of its assets are subject.

     J. To the best of Seller's knowledge, neither the Seller nor the LLC is in default under or in violation of any law, rule or regulation. Neither the Seller nor the LLC is in default under or in violation of any instrument, contract, license or other arrangement to which the Seller or the LLC is a party or any of its respective assets are subject. To the best of Seller's knowledge, the LLC has complied with all laws, rules and regulations relating to the Chevron Agreement, the carrying on of its business and the ownership of the property or assets of the LLC.

     K. The Chevron Agreement, a true and correct copy of which is attached hereto as Exhibit A, is a legal, valid and binding obligation of the parties thereto and is in full force and effect. The LLC has made all payments required to be made in connection with the Chevron Agreement, and has received all payments to which it is entitled under the Chevron Agreement. Neither party to the Chevron Agreement is in breach or default by any such party, and no event has occurred which with notice or lapse of time would constitute a breach or default, under the Chevron Agreement. Neither party has repudiated any provision of the Chevron Agreement or given notice of any action to terminate, cancel, rescind, renegotiate or procure a judicial reformation of the Chevron Agreement.

     L. Other than the Chevron Agreement, the LLC has no other contracts or other agreements relating to the business, operation, assets and liabilities of the LLC, except as listed on Schedule D to this Agreement. Each such agreement is identified on Schedule D and is a legal, valid and binding obligation of the parties thereto and is in full force and effect. The LLC has made all payments required to be made in connection with all such agreements, and has received all payments to which it is entitled under all such agreements. No party to any such agreement is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default by any such party, under such agreement. No party has repudiated any provision of any such agreement or given notice of any action to terminate, cancel, rescind, renegotiate or procure a judicial reformation of any such agreement.

     M. Other than as set forth on Schedule E, the LLC does not have any liabilities to any party which would have a material adverse effect on the LLC or its financial situation, business or prospects.


     N. There are no actions, suits or proceedings pending (or, to the best of Seller's knowledge after due inquiry, threatened) which affect the business or operation of the LLC, the Chevron Agreement, any other property or assets of the LLC, the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     O. The LLC has obtained, and has been in compliance with the terms of, all permits and licenses necessary or appropriate in connection with the Chevron Agreement and the business, operation or ownership of any other assets of the LLC. Such permits and licenses are in full force and effect, and no material violation exists with respect to any such permits and licenses.

     P. The LLC has (i) filed all tax returns and reports required to be filed, including withholding tax returns, if required, and all such returns and reports were in all material respects true, complete and correct and filed on a timely basis and (ii) within the time and in the manner prescribed by law (subject to any extensions allowed by law), paid all taxes due and payable.

     Q. None of the Members is a person other than a United States person within the meaning of the Internal Revenue Code of 1986, as amended.

     R. The LLC has no employees, except those employees whose identity and compensation is set forth on Schedule F. The LLC has no "employee pension benefit plans" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), "employee welfare benefit plans" (as defined in Section 3(1) of ERISA), bonus, stock option, stock bonus, stock purchase, phantom equity, deferred compensation or other plans or arrangements, social security and other employee fringe benefit plans, domestic and foreign, maintained (or required to be maintained under any governmental law or regulation), or contributed to, by the LLC for the benefit of its employees.

     S. Set forth on Schedule G are all the assets, property, interests and investments held directly or indirectly, in whole or in part, by the LLC, other than the Chevron Agreement, all of such assets, property or interests are in good operating condition and repair. Except for the assets listed on Schedule G and the Chevron Agreement, the LLC does not have any interests, directly or indirectly, in any other interest, investment, partnership, joint venture, business, trust entity, property or assets.

     T. The Seller is acquiring the Shares for its own account for investment purposes only and not with a view towards the resale or distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act") or of any applicable state securities laws, and with no present intention of dividing or allowing others to participate in this investment.

     U. If the Seller is a corporation or other entity, it was not organized for the specific purpose of acquiring the Shares.

     V. The Seller has such knowledge, sophistication and experience in business, tax and financial matters that the Seller is capable of evaluating, and is familiar with, the merits and risks of an investment in the Shares and can bear the substantial economic risk of an investment in the Shares for an indefinite period of time and can afford a complete loss of such investment.

     W. The Seller represents that its overall commitment to investments which are not readily marketable is not disproportionate to the Seller's net worth, and the Seller's investment in the Shares will not cause such overall commitment to become excessive.

     X. If the Seller is an individual, the Seller has adequate means of providing for his current needs and personal and family contingencies and has no need for liquidity in his investment in the Shares.

     Y. All subsequent offers and sales of the Shares by the Seller shall be made pursuant to registration of such securities under the Securities Act and applicable state securities laws or pursuant to a valid exemption from such registration requirements.

     Z. The  Seller  understands  that the  Shares  are being  offered  to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Purchaser is relying upon the truth and accuracy of, and the Seller's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Seller set forth herein in order to determine the availability of such exemptions and the eligibility of the Seller to acquire such securities. The Seller agrees that, if any of the representations, warranties, agreements, acknowledgements or understandings deemed to have been made by it in connection with its investment in the Shares is no longer accurate, it shall promptly notify the Purchaser and consult with the Purchaser in order to determine an appropriate course of action.

     AA. The Seller has carefully read this Agreement and, to the extent that the Seller believed necessary, has discussed the representations, warranties and agreements which the Seller makes by signing this Agreement and the applicable limitations upon the Seller's resale of the Shares with the Seller's counsel.

     BB. The Seller and its advisors have been afforded the opportunity to ask questions of the Purchaser, and have received complete and satisfactory answers to any and all such inquiries and have had access to such financial and other information concerning the Purchaser and the Shares as it has deemed necessary in connection with its decision as to whether to make its investment. Without limiting the generality of the foregoing, the Seller has obtained and reviewed
(i) the Purchaser's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1996, (ii) the Purchaser's Quarterly Report on Form 10-QSB for the period ended November 30, 1996, (iii) the Purchaser's Quarterly Report on Form 10-QSB for the period ended February 28, 1997 and (iv) a certain memorandum prepared by the LLC describing the business of the LLC. The Seller specifically acknowledges that it does not require and has not requested to see any information with respect to the Purchaser or this investment other than the information described in clauses (i), (ii), (iii) and (iv) of this Section II.AB. The Seller understands that its investment in the Shares involves a high degree of risk, and the Seller is relying solely upon its own knowledge and experience in business, tax and financial matters in making its decision to purchase such securities.

     CC. The Seller acknowledges that (i) none of the Purchaser, any affiliate thereof or any person representing the Purchaser or any affiliate thereof has made any representation to it with respect to the Purchaser or the offering or sale of the Shares other than the information concerning the Purchaser contained in the documents described in clauses (i), (ii), (iii) and (iv) of Section

II.AB. above, (ii) in making its investment decision the Seller is not relying upon any information given by the Purchaser or any affiliate thereof or any person representing the Purchaser or any affiliate thereof other than the information concerning the Purchaser contained in the documents described in clauses (i), (ii), (iii) and (iv) of Section II.AB. above and (iii) no representation has been made, and no information has been furnished, to the Seller in connection with the offering or sale of the Shares that was in any way inconsistent with any other information with which the Seller has been provided.

     DD. The Seller understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares.

     EE. The representations and warranties of the Seller in this Agreement do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements and information contained in this Agreement not false or misleading. The Seller has disclosed to the Purchaser any and all material liabilities relating to the business, operation and assets of the LLC. The Seller has no knowledge of any matter which materially and adversely affects or may materially and adversely affect the operation, prospects or condition of the LLC or the LLC's interest in the Chevron Agreement which has not been disclosed to the Purchaser. The Seller will indemnify the Purchaser and hold it harmless against and in respect of any claim, charge, cost, expense, loss, damage or liability arising out of or related to any such untrue statement, omission, or failure to disclose.

              III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
                   ------------------------------------------------

     Purchaser represents and warrants to and agrees with Seller that:

     A. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to carry on its business as now conducted, is authorized to enter into all of the transactions contemplated hereby, and is qualified and in good standing under the laws of each jurisdiction where such qualification is required.

     B. The Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The consummation by the Purchaser of the transactions contemplated hereby has been duly authorized by all requisite corporate action. This Agreement is a legal and binding obligation of Purchaser, subject to applicable bankruptcy, insolvency, moratorium, or other similar laws relating to creditors' rights and general principles of equity.

     C. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement will not (i) violate the Certificate of Incorporation or the By-Laws of the Purchaser, or to the best of Purchaser's knowledge any law, regulation or other restriction applicable to Purchaser, or
(ii) conflict with, result in a breach of or cause a default under any instrument, contract, license or other arrangement to which the Purchaser is a party or any of its assets is subject.

     D. The Shares, when issued and delivered in accordance with this Agreement, will be duly and validly authorized and issued, fully paid and nonassessable. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Shares.

     E. The Purchaser (i) is acquiring the Interest for its own account for investment purposes and not with a view to, or for a sale in connection with, a distribution in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities or "blue sky" laws and
(ii) it understands that the Interest has not been registered under the Securities Act or any applicable state securities or "blue sky" laws and that the Interest may not be offered for sale, sold or otherwise disposed of for value unless a registration statement has become effective with respect to the Interest under the Securities Act and such state securities or "blue sky" laws or there is an applicable exemption from the registration requirements of the Securities Act and applicable state securities or "blue sky" laws.

     F. The Purchaser has delivered to the LLC complete and accurate copies of its Articles of Corporation, By-Laws, stock transfer records and minutes or other official proceedings (or equivalent documents), or any other corporate documents or agreements concerning Purchaser, its officers, directors or stockholders.

     G. There are no consents, approvals or authorizations required by the Purchaser in connection with the execution or delivery of the Purchaser's performance of its obligations under, or the consummation of the transactions contemplated by, this Agreement, other than those disclosed on Schedule BP as having been obtained by Purchaser, or which will be obtained prior to the Closing (as hereinafter defined).

     H. Purchaser's entire authorized capital stock consists of 30 million shares of Common Stock, par value U.S.$.001 per share, and no shares of preferred stock. As of the date of this Agreement there were, and as of the Closing there will be, 3,059,804 shares of Purchaser's Common Stock issued and outstanding. Purchaser has no stock option plans or other obligations to issue common stock. Except for (i) 2,000,000 warrants which have previously been issued pursuant to subscription agreements and (ii) any warrants issued in connection with the offer and sale of at least $1.5 million of equity interests in Purchaser as described in Section VII.B. below, Purchaser has granted no warrant, call, opinion, convertible security or other agreement or right (contingent or otherwise) to purchase or acquire any Common Stock or any other capital stock of Purchaser. Purchaser has no commitment to issue any such warrant, call, option, convertible security or other right, and Purchaser has no obligation, contingent or otherwise, to purchase, redeem, or otherwise acquire any shares of Purchaser's capital stock or any interest therein or to pay any dividend or to make any other distribution in respect thereof.

     I. To the best of the Purchaser's knowledge, the Purchaser is not in default under, or in violation of, any law, rule or regulation. The Purchaser is not in default under, or in violation of, any instrument, contract, license or other arrangement to which the Purchaser is a party or any of its respective assets are subject. To the best of Purchaser's knowledge, the Purchaser has complied with all laws, rules and regulations relating to the carrying on of its business and the ownership of the property or assets of the Purchaser.

     J. The Purchaser has no contracts or other agreement relating to the business, operation, assets and liabilities of the Purchaser, except as listed on Schedule DP to this Agreement. Each such agreement is identified on Schedule DP and is a legal, valid and binding obligation on the parties thereto and is in full force and effect. The Purchaser has made all payments required to be made in connection with all such agreements, and has received all payments to which it is entitled under all such agreements, and has received all payments to which it is entitled under all agreements. No party to any such agreement is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default by any such party, under such agreement. No party has repudiated any provision of any such agreement or given notice of any action to terminate, cancel, rescind, renegotiate or procure a judicial reformation of any such agreement.

     K. Other than as set forth on Schedule EP, the Purchaser does not have any liabilities to any party which would have a material adverse effect on the Purchaser or its financial situation, business or prospects.


     L. There are no actions, suits or proceedings pending (or, to the best of Purchaser's knowledge after due inquiry, threatened) which affect the business or operation of the Purchaser, any other property or assets of the Purchaser, the execution and delivery of this Agreement, or the consummation of the transactions contemplated hereby.

     M. The Purchaser has obtained, and has been in compliance with, the terms of all permits and licenses necessary or appropriate in connection with the business, operation or ownership of any assets of the Purchaser. Such permits and licenses are in full force and effect, and no material violation exists with respect to any such permits and licenses.

     N. The Purchaser has no employees, except those employees whose identity and compensation is set forth on Section HP. The Purchaser has no "employee pension benefit plans" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), "employee welfare benefit plans" (as defined in Section 3(1) of ERISA), bonus, stock option, stock bonus, stock purchaser, phantom equity, deferred compensation or other plans or agreements, social security and other employee fringe benefit plans, domestic and foreign, maintained (or required to be maintained under any governmental law or regulation), or contributed to, by the Purchaser for the benefit of its employees.

     O. Set forth on Schedule IP are all the assets, property, interests and investments held directly or indirectly, in whole or in part, by the Purchaser. All of such assets, property or interests are in good operating condition and repair. Except for the assets listed on Schedule IP, ----------- the Purchaser does not have any interests, directly or indirectly, in any other interest, investment, partnership, joint venture, business, trust entity, property or assets.

     P. The Purchaser has such knowledge, sophistication and experience in business, tax and financial matters that the Purchaser is capable of evaluating, and is familiar with, the merits and risks of its investment in the Interest and can bear the substantial economic risk of an investment in the Interest for an indefinite period of time and can afford a complete loss of such investment.

     Q. The Purchaser has carefully read this Agreement and, to the extent that the Purchaser believed necessary, has discussed the representations, warranties and agreements which the Purchaser makes by signing this Agreement with the Purchaser's counsel.

     R. The Purchaser and its advisors have been afforded the opportunity to ask questions of the Seller and of the LLC, and have received complete and satisfactory answers to any and all such inquiries and have access to such financial and other information concerning the LLC and the Interest as it has deemed necessary in connection with its decision as to whether to make its investment. The Purchaser specifically acknowledges that it does not require and has not requested to see any information with respect to the LLC or this investment other than the information that it has obtained. The Purchaser understands that its investment in the Interest involves a high decree of risk, and the Purchaser is relying solely upon its own knowledge and experience in business, tax and financial matters in making its decision to purchase such securities.

     S. The Purchaser acknowledges that (i) none of the Seller, the LLC, any affiliate thereof or any person representing the LLC or any affiliate thereof has made any representation to it with respect to the business or prospects of the LLC or the Chevron Agreement other than the information contained in the Memorandum prepared by the LLC and in this Agreement, (ii) in making its investment decision the Purchaser is not relying upon any information given by the Seller or LLC or any affiliate thereof or any person representing the Seller or LLC or any affiliate thereof other than the information contained in the Memorandum prepared by the LLC, and (iii) no representation has been made, and no information has been furnished, to the Purchaser in connection with the sale of the Interest that was in any way inconsistent with any other information with which the Purchaser has been provided.

     T. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Interest.

     U. The representations and warranties of the Purchaser in this Agreement do not contain any untrue statement of a material fact or omit any material fact necessary to make the statements any information contained in this Agreement not false or misleading. The Purchaser has disclosed to the Seller any and all material liabilities relating to the business, operations and assets of the Purchaser. The Purchaser has no knowledge of any matter which materially and adversely affects or may materially and adversely affect the operation, prospects or condition of the Purchaser which has not been disclosed to the Seller. The Purchaser will indemnify the Seller and hold it harmless against and in respect of any claim, charge, cost, expense, loss, damage or liability arising out of or related to any such untrue statement, omission or failure to disclose.

                            IV. TRANSFER RESTRICTIONS
                                ---------------------

     A. The Seller acknowledges that (i) the Shares to be issued to it hereunder have not been and are not being registered under the provisions of the Securities Act or any applicable state securities laws, and none of such securities may be offered, sold, pledged or otherwise transferred unless (A) such securities are subsequently registered under the Securities Act and all applicable state securities laws or (B) the Seller shall have reasonably satisfied the Purchaser that such securities may be sold pursuant to a valid exemption from the registration requirements, including - if requested by Purchaser - the delivery to the Purchaser of an opinion of counsel, reasonably satisfactory in form, scope and substance to the Purchaser to the effect that such securities may be sold or transferred pursuant to a valid exemption from such registration requirements; (ii) the Shares are "restricted securities" (as defined in Rule 144 promulgated under the Securities Act); (iii) any sale of the Shares made in reliance on Rule 144 promulgated under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act, may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder; and (iv) neither the Purchaser nor any other person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     B. The Seller acknowledges and agrees that "stop transfer" instructions shall be placed against the Shares on the transfer books of the Purchaser and that the certificate(s) evidencing the Shares shall bear the following legend:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF FOR VALUE UNLESS A REGISTRATION STATEMENT HAS BECOME EFFECTIVE WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS HAS BEEN ESTABLISHED TO THE REASONABLE SATISFACTION OF THE CORPORATION, IN WHICH CASE THE CORPORATION MAY REQUEST AN OPINION OF SELLER'S COUNSEL.

                                 V. THE CLOSING
                                    -----------

     Subject to the satisfaction or waiver of the conditions set forth in Sections VII and VIII hereof, the purchase and sale provided for in this Agreement (the "Closing") shall take place on July 31, 1997, at [the offices of the Purchaser], at [10:00 a.m.], or at such other place, time and date as the parties hereto may mutually agree.

            VI. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER
                -----------------------------------------------------

     All obligations of the Purchaser under this Agreement are subject to the fulfillment prior to or at the Closing of each of the following conditions:

     A. Representations and Warranties. Each and every representation and warranty of the Seller under this Agreement shall be true and accurate as of the date when made and shall be deemed to be made again at and as of the Closing and shall then be true and accurate in all respects.

     B. Chevron Agreement. The Chevron Agreement, a true and correct copy of which is attached hereto as Exhibit A, is a legal, valid and binding obligation of the parties thereto and is in full force and effect. ---------

     C. Covenants, Agreements and Conditions. The Seller shall have performed and complied with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by the Seller prior to or at the Closing, and the LLC shall not have taken any action or done anything or suffered any act or thing to be taken or done or to exist which would result in
(i) an inaccuracy in any representation or breach of any warranty of the Seller under this Agreement or (ii) any failure by the Seller to perform or to observe any term, provision, covenant, agreement or condition set forth or provided for in this Agreement.

     D. No Adverse Affect. The LLC's interest in the Chevron Agreement or any other property or assets of the LLC shall not have been materially and adversely affected as of the Closing in any way as a result of any casualty of disaster, accident, labor disputes, exercise of power of eminent domain or other governmental event or Act of God or the public enemy, and there shall not have occurred any change in the financial condition, business or operations of the LLC that would have or would be reasonably likely to have a material adverse effect on the LLC.

     E. No Suit, Action or Other Proceeding. No suit, action or other proceeding shall be pending or threatened before any court or governmental agency seeking to restrain, to prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and there shall have been no investigation or inquiry made or commenced by any governmental agency in connection with this Agreement or the transactions contemplated hereby.

     F. Simultaneous Purchase of All Other Interests. The Purchaser shall, at the time of Closing, have acquired the membership interests of all other Members of the LLC, such that upon Closing, the Purchaser will be the holder of 100% of the membership interests in the LLC.


     G. Certificate of Non-Foreign Status. Each Seller shall have furnished to the Purchaser a certification of the Seller's non-foreign status as provided in Treasury regulations section 1.1445-2(b)(2)(i) and (iii) (which certification form will be provided by Purchaser to each Seller for completion prior to the Closing).

     H. Security Agreement. The Seller and the Purchaser shall have entered into a security and pledge agreement with respect to the Shares pursuant to Section
X. of this Agreement.


     The Purchaser may, in its sole discretion, waive any of the foregoing conditions by delivering written notice to such effect to the Seller.

             VII. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER
                  --------------------------------------------------

     All obligations of the Seller under this Agreement are subject, at the Seller's option, to the fulfillment prior to or at the Closing of each of the following conditions:

     A. Representations and Warranties. Each and every representation and warranty of the Purchaser under this Agreement shall be true and accurate in all respects as of the date when made and shall be deemed to be made again and as of the Closing and shall then be true and accurate in all respects, except as to changes therein specifically contemplated by this Agreement.

     B. Sale of Equity of the Purchaser. The Purchaser shall have entered into subscription agreements, and all funds shall have been deposited in escrow, for the sale of equity interests in the Purchaser for gross proceeds, in the aggregate, of at least $1,500,000. All conditions to closing in connection with such subscription agreements shall have been fulfilled, including the receipt of $1.5 million of cleared funds, except the condition that the transactions contemplated by this Agreement have been consummated, and the escrow arrangements entered into in connection with such subscription agreements shall provide that $1.5 million of the proceeds received in connection with such subscription agreements shall be released from escrow upon the consummation of the transactions contemplated by this Agreement. The funds received at the time of closing by Purchaser from the sale of units of Purchaser's common stock and warrants shall be considered interrelated with and interdependent on the purchase of the Interest, together with the purchase of all interests in the LLC, by Purchaser.

     C. Covenants, Agreements and Conditions. The Purchaser shall have performed and complied with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or at the Closing.


     D. No Suit, Action or Other Proceeding. No suit, action or other proceeding shall be pending or threatened before any court or governmental agency seeking to restrain, prohibit or obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and there shall have been no investigation or inquiry made or commenced by any governmental agency in connection with this Agreement or the transactions contemplated hereby.

     E. Stock Ownership. At the time of the Closing, the ownership of common stock and warrants of the Purchaser, including ownership of common stock and warrants issued in the private placement of equity interests to be consummated at the Closing, shall confirm to the requirements for stock ownership set forth in the Memorandum dated June 23, 1997 to Scott Singdahlsen from Alan Talesnick, a copy of which is attached hereto as Exhibit SO.

     F. State Securities Laws. Purchaser shall have delivered to Seller, to the reasonable satisfaction of Seller, evidence of compliance with all applicable state securities laws with respect to the offer and sale of $1.5 million of equity interests in Purchaser as described in Section VII.B. above.

     G. Opinion of Counsel. Seller shall have received an opinion from Purchaser's legal counsel, dated the date of Closing to the effect that:

          (i) The incorporation, existence and good standing of Purchaser are as stated in this Agreement; the authorized shares of Purchaser are as stated in this Agreement; and all outstanding shares of Purchaser's Common Stock are duly and validly authorized and issued, fully paid and nonassessable and have not been issued in violation of any preemptive right of any stockholders.

          (ii) Purchaser has full corporate power and authority to execute, deliver and perform this Agreement and this Agreement has been duly authorized, executed and delivered by Purchaser, and constitutes the legal, valid and binding agreement of Purchaser, except that (a) the enforcement of certain rights and remedies created by this Agreement is subject to bankruptcy, insolvency, reorganization and similar laws of general application affecting the rights and remedies of parties, (b) the enforceability of any particular provision of this Agreement under principles of equity or the availability of equitable remedies, such as specific performance, injunctive relief, waiver or other equitable remedies, is subject to the discretion of courts of competent jurisdiction, and (c) any court or administrative body may refuse to enforce the indemnification provisions of this Agreement.

          (iii) The execution and performance by Purchaser of this Agreement will not violate the Certificate of Incorporation or By-Laws of Purchaser, and, to the knowledge of such counsel, will not violate, result in a breach of or constitute a default under any material lease, mortgage, contract, agreement, instrument, law, rule, regulation, judgment, order or decree to which purchaser is a party or by which it or any of its assets may be bound.

          (iv)  To  the  knowledge  of  such  counsel,  no  consent,   approval,
     authorization or order of any court or governmental agency or body which has not been obtained is required on behalf of Purchaser for the consummation of the transactions contemplated by this Agreement.

          (v) To the knowledge of such counsel, there is no existing option, warrant, right, call, subscription or other agreement or commitment obligating the Purchaser to issue or sell, or to purchase or redeem, any shares of its capital stock other than as stated in this Agreement.

          (vi) To the knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting Purchaser.

          (vii) The shares of Purchaser's Common Stock to be issued pursuant to this Agreement will be, when so issued, duly authorized, validly issued and outstanding, fully paid and nonassessable.

     The Seller may, in its sole discretion, waive any of the foregoing conditions by delivering written notice to such effect to the Purchaser.

                      VIII. FURTHER ACTIONS AND ASSURANCES
                            ------------------------------

     A. At the time of Closing, the Board of Directors of Purchaser shall replace itself with a Board of Directors consisting of D. Scott Singdahlsen, Greg Barnett, and Keith P. Carney.

     B. At any time or from time to time, on and after the Closing, the Seller shall execute and deliver, or cause to be executed and delivered, to Purchaser, all additional consents, endorsements, documents, transfer orders and instruments and take or cause to be taken all actions that Purchaser may deem necessary or desirable to effect the transactions contemplated by this Agreement and to otherwise carry out the intents and purposes of this Agreement. The Seller shall promptly deliver, or cause to be delivered, to Purchaser any notices, payments or demands relating to the Chevron Agreement which they receive or become aware of after the Closing.

     C. In its federal and state income tax returns, the Purchaser shall report the transactions contemplated by this Agreement in a manner consistent with, and intended to obtain qualification for tax-free treatment under, Section 351 of the Internal Revenue Code.

     D. After the Closing and prior to consummation of the sale of Purchaser's assets from its prior entertainment and other business, Purchaser shall have obtained an opinion of legal counsel, reasonably satisfactory to Seller, that approval of the stockholders of Purchaser is not required for Purchaser to sell all the remaining assets from its prior entertainment and other business.

     E. The Seller hereby acknowledges that in connection with the sale of equity interests of the Purchaser as contemplated by Section VII.B. above and in accordance with the escrow arrangements with respect to such sale of equity interests, the Purchaser will, at the time of closing of such sale of equity interests, compensate certain third parties for strategic business consulting services, services in connection with the placement and sale of the equity interests and other professional services.

                 IX. SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                     ------------------------------------------

     All covenants, agreements, representations and warranties of the Seller under this Agreement shall survive after the Closing and shall remain effective without regard to any investigation at any time made by or on behalf of Purchaser, or of any information Purchaser may have with respect thereto.


                               X. INDEMNIFICATION
                                  ---------------

     A. The Seller hereby agrees to indemnify, defend and hold harmless the Purchaser (and its directors, officers, employees, Affiliates, successors and assigns), on an after-tax basis, from and against any losses, liabilities, damages, costs or expenses, including, without limitation, interest, penalties and reasonable fees and expenses of counsel (collectively, "Losses"), based upon, arising out of or otherwise resulting from (1) any inaccuracy in any representation or breach of any warranty of the Seller contained in this Agreement or in any schedule or certificate delivered pursuant hereto or thereto or (2) the breach or nonfulfillment of any covenant, agreement or other obligation of the Seller under this Agreement. The obligations of the Seller under this Section X shall survive for a period of one year from Closing. Prior to Closing, the Seller hereby agrees to pledge the Shares as security for any obligations of the Seller which may arise under this Section X for a period of one year after Closing. Such pledge and security shall be satisfactory to the Purchaser. The liability of the Seller under this Section X shall be limited to the pledged Shares.

     B. The Purchaser hereby agrees to indemnify, defend and hold harmless the Seller (and its affiliates, successors and assigns), on an after-tax basis, from and against any losses, liabilities, damages, costs or expenses, including, without limitation, interest, penalties and reasonable fees and expenses of counsel (collectively, "Losses"), based upon, arising out of or otherwise resulting from (1) any inaccuracy in any representation or breach of any warranty of the Purchaser contained in this Agreement or in any schedule or certificate delivered pursuant hereto or thereto or (2) the breach or non-fulfillment of any covenant, agreement or other obligation of the purchaser under this Agreement. The obligations of the Purchaser under this Section X shall survive for a period of one year from Closing.

                                   XI. NOTICES
                                       -------

     A. All notices, consents, approvals, requests, demands and other communications required or permitted to be given hereunder or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to have been duly given if delivered personally, sent by telecopy or prepaid telegram, or mailed first class, postage prepaid, registered or certified mail, to the parties at the addresses shown below:

     To Seller:

                  ---------------------------------

                  ---------------------------------

                  ---------------------------------

                  ---------------------------------



     To Purchaser:

                  Attn: Mr. Buddy Young, President
                  Mar Ventures Inc.
                  17337 Ventura Boulevard
                  Encino, California 91316
                  Telephone: 818-784-0040
                  Facsimile: 818-784-8660

     Any such notice shall be deemed to have been received when delivered or, if mailed or sent by courier, on the fifth business day after the mailing or couriering thereof or, if sent by telecopy or similar written and immediate means, on the day of transmission if sent prior to 3:00 pm (recipient local time) on a business day and if not then on the next business day of the recipient, provided that the original of such notice is promptly sent by mail or courier.

     B. Either the Purchaser or the Seller may change the address, telephone, or facsimile numbers to which such communications are to be directed to it by giving written notice to the others in the manner provided for in Section XI.A.

                                XII. TERMINATION
                                     -----------

     A. Causes for Termination. This Agreement may be abandoned or terminated on or before the Closing by the agreement of the Purchaser and the Seller.

     B. Termination by Lapse. If the Closing has not taken place on or before [December 31, 1997], either party hereto may terminate this Agreement by delivering written notice of such termination to the other party.


     C. Termination for Breach. In addition, either the Purchaser or the Seller may terminate this Agreement at any time prior to the Closing by giving the other party written notice thereof if:


          1. there is any material breach or failure to perform by the other party of any of the warranties, representations, commitments, covenants and conditions under this Agreement; or

          2. there exists any material error, misstatement or omission of a material fact on the part of the other party which renders an exhibit, representation of fact or document or schedule delivered in connection herewith misleading and materially prejudicial to the party terminating this Agreement.

     Such notice shall clearly specify the material breach or failure of the notified party to perform any of its warranties, representations, commitments, covenants and conditions, or the material error, misstatement or omission of the notified party.

     D. Effect of Termination. If this Agreement is abandoned or terminated as provided in Section XII.A. or B., above, this Agreement shall forthwith become wholly void and of no effect and there shall be no liability hereunder on the part of any of the parties hereto to the other party. If this Agreement is abandoned or terminated as provided in Section XII.C., above, this Agreement shall forthwith become wholly void and of no effect; provided, however, that this provision shall not relieve the breaching or non-performing party from any liability for any damages, costs or losses incurred by the other party arising as a result of such breach or default.

                         XIII. MISCELLANEOUS PROVISIONS
                               ------------------------

     A. Choice of Law. The parties acknowledge that this Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York, excluding any conflicts-of-laws provisions thereof.


     B. Delivery of Records, Etc.. The Seller hereby covenants that the Seller will deliver all originals as maintained by the LLC in the normal course of the LLC's business to Purchaser at the Closing of all records affecting or relating to the Chevron Agreement, title materials, any and all instruments creating encumbrances, liens or burdens on any property or assets of the LLC, tax documents, insurance policies and related documentation, and all other agreements, permits, easements, licenses, and orders in any way relating to the property, assets, interests or operation of the LLC. If this Agreement is terminated by the Purchaser, Purchaser shall return to the LLC all items which the LLC has delivered to the Purchaser pursuant to this Section XIII.B., and neither party will have any further obligation to the other in respect thereto.

     C. Entire Agreement. This Agreement and the Schedules attached hereto, set forth the entire agreement and understanding of the parties hereto in respect to the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by the Seller or the Purchaser which is not embodied in this Agreement or in the documents referred to herein, and neither the Seller nor the Purchaser shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth.

     D. Modification. Neither the Seller (nor any officer, director, employee or agent of the Seller if the Seller is a Corporation) nor any officer, director, employee or agent of the Purchaser may amend, alter, supplement, change or modify this Agreement except by a written instrument executed by a duly authorized officer of Purchaser and the Seller (or a duly authorized officer of the Seller if the Seller is a corporation). Any attempted oral modification or written modification, except as specifically set forth herein shall be void, ab initio, and shall not be construed as, nor shall it be, a modification of this Agreement.

     E. Binding Agreement. All of the terms, covenants, representations, warranties and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns and other legal representatives.

     F. Waiver. No waiver by any party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

     G. Headings. The Section headings contained in this Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

     H. Expenses. Whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and such transactions shall be paid by the party incurring such expenses except as expressly provided herein.

     I. Counterparts. This Agreement may be executed simultaneously in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first above written.


                                        PURCHASER:

                                        MAR VENTURES INC.



                                        By:
                                            ------------------------------------
                                            Buddy Young
                                            President


                                        SELLER:



                                        ----------------------------------------
                                                                  , individually
                                        -------------------------